Exhibit 1(r)

                    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

                             ARTICLES SUPPLEMENTARY

      Merrill Lynch Variable Series Funds, Inc. a Maryland corporation, having its principal office in Baltimore City, Maryland (which is hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

      FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended, with the authority to issue capital stock as follows:

                                                                                            Number of
                                                                                            Authorized
Funds/Classes                                                                                 Shares
-------------                                                                                 ------

Merrill Lynch American Balanced Fund Common Stock
  Class A                                                                                  100,000,000
  Class B                                                                                  100,000,000
Merrill Lynch Balanced Capital Focus Fund
  Class A                                                                                  100,000,000
  Class B                                                                                  100,000,000
Merrill Lynch Basic Value Focus Fund Common Stock
  Class A                                                                                  300,000,000
  Class B                                                                                  100,000,000
Merrill Lynch Core Bond Focus Fund Common Stock
  Class A                                                                                  600,000,000
  Class B                                                                                  100,000,000
Merrill Lynch Developing Capital Markets Focus Fund Common Stock
  Class A                                                                                  100,000,000
  Class B                                                                                  100,000,000
Merrill Lynch Domestic Money Market Fund Common Stock
  Class A                                                                                1,300,000,000
  Class B                                                                                1,300,000,000
Merrill Lynch Focus Twenty Select Fund
  Class A                                                                                  100,000,000
  Class B                                                                                  100,000,000
Merrill Lynch Fundamental Growth Focus Fund Common Stock
  Class A                                                                                  100,000,000
  Class B                                                                                  100,000,000
Merrill Lynch Global Allocation Focus Fund Common Stock
  Class A                                                                                  200,000,000
  Class B                                                                                  200,000,000
Merrill Lynch Global Bond Focus Fund Common Stock
  Class A                                                                                  100,000,000
  Class B                                                                                  100,000,000
Merrill Lynch Global Growth Focus Fund Common Stock
  Class A                                                                                  200,000,000
  Class B                                                                                  200,000,000
Merrill Lynch Government Bond Fund Common Stock
  Class A                                                                                  100,000,000
  Class B                                                                                  100,000,000

Merrill Lynch High Current Income Fund Common Stock
  Class A                                                                                  200,000,000
  Class B                                                                                  100,000,000
Merrill Lynch Index 500 Fund Common Stock
  Class A                                                                                  100,000,000
  Class B                                                                                  100,000,000
Merrill Lynch International Equity Focus Fund Common Stock
  Class A                                                                                  100,000,000
  Class B                                                                                  100,000,000
Merrill Lynch Large Cap Core Focus Fund Common Stock
  Class A                                                                                  200,000,000
  Class B                                                                                  100,000,000
Merrill Lynch Natural Resources Focus Fund Common Stock
  Class A                                                                                  100,000,000
  Class B                                                                                  100,000,000
Merrill Lynch Reserve Assets Fund Common Stock
  Class A                                                                                  500,000,000
  Class B                                                                                  500,000,000
Merrill Lynch Small Cap Value Focus Fund Common Stock
  Class A                                                                                  100,000,000
  Class B                                                                                  100,000,000
Merrill Lynch Utilities and Telecommunications Focus Fund Common Stock
  Class A                                                                                  100,000,000
  Class B                                                                                  100,000,000
                                                                                         -------------
                                                                              Total      8,500,000,000

      SECOND: All shares of Class A and Class B Common Stock have a par value of $0.10 per share. The aggregate par value of all the shares of all classes of the Corporation's capital stock is currently Eight Hundred Fifty Million Dollars ($850,000,000).

      THIRD: The Board of Directors of the Corporation, acting in accordance with Section 2-105(c) of the General Corporation Law of the State of Maryland, hereby increases the number of shares of capital stock of the Corporation by 200,000,000, 100,000,000 of which shall be classified as Class A Common Stock of Merrill Lynch Large Cap Value Focus Fund, and 100,000,000 of which shall be classified as Class B Common Stock of Merrill Lynch Large Cap Value Focus Fund.

      FOURTH: After this increase in the number of authorized shares of capital stock of the Corporation and classification of the shares, the Corporation will have the authority to issue capital stock as follows:

                                                                                           Number of
                                                                                           Authorized
Funds/Classes                                                                                Shares
-------------                                                                                ------

Merrill Lynch American Balanced Fund Common Stock
   Class A                                                                                 100,000,000
   Class B                                                                                 100,000,000
Merrill Lynch Balanced Capital Focus Fund Common Stock
   Class A                                                                                 100,000,000
   Class B                                                                                 100,000,000
Merrill Lynch Basic Value Focus Fund Common Stock
   Class A                                                                                 300,000,000
   Class B                                                                                 100,000,000
Merrill Lynch Core Bond Focus Fund Common Stock
   Class A                                                                                 600,000,000
   Class B                                                                                 100,000,000
Merrill Lynch Developing Capital Markets Focus Fund Common Stock
   Class A                                                                                 100,000,000
   Class B                                                                                 100,000,000
Merrill Lynch Domestic Money Market Fund Common Stock
   Class A                                                                               1,300,000,000
   Class B                                                                               1,300,000,000
Merrill Lynch Focus Twenty Select Fund
   Class A                                                                                 100,000,000
   Class B                                                                                 100,000,000
Merrill Lynch Fundamental Growth Focus Fund
   Class A                                                                                 100,000,000
   Class B                                                                                 100,000,000
Merrill Global Allocation Focus Fund Common Stock
   Class A                                                                                 200,000,000
   Class B                                                                                 200,000,000
Merrill Lynch Global Bond Focus Fund Common Stock
   Class A                                                                                 200,000,000
   Class B                                                                                 200,000,000
Merrill Lynch Global Growth Focus Fund Common Stock
   Class A                                                                                 100,000,000
   Class B                                                                                 100,000,000
Merrill Lynch Government Bond Fund Common Stock
   Class A                                                                                 100,000,000
   Class B                                                                                 100,000,000
Merrill Lynch High Current Income Fund Common Stock
   Class A                                                                                 200,000,000
   Class B                                                                                 100,000,000
Merrill Lynch Index 500 Fund Common Stock
   Class A                                                                                 100,000,000
   Class B                                                                                 100,000,000
Merrill Lynch International Equity Focus Fund Common Stock
   Class A                                                                                 100,000,000
   Class B                                                                                 100,000,000
Merrill Lynch Large Cap Core Focus Fund Common Stock
   Class A                                                                                 200,000,000
   Class B                                                                                 100,000,000
Merrill Lynch Large Cap Value Focus Fund
   Class A                                                                                 100,000,000
   Class B                                                                                 100,000,000

                                                                                           Number of
                                                                                           Authorized
Funds/Classes                                                                                Shares
-------------                                                                                ------

Merrill Lynch Natural Resources Focus Fund Common Stock
   Class A                                                                                 100,000,000
   Class B                                                                                 100,000,000
Merrill Lynch Reserve Assets Fund Common Stock
   Class A                                                                                 500,000,000
   Class B                                                                                 500,000,000
Merrill Lynch Small Cap Value Focus Fund Common Stock
   Class A                                                                                 100,000,000
   Class B                                                                                 100,000,000
Merrill Lynch Utilities and Telecommunications Focus Fund Common Stock
   Class A                                                                                 100,000,000
   Class B                                                                                 100,000,000
                                                                                         -------------
                                                                                Total    8,700,000,000

      FIFTH: All of the shares of Class A and Class B Common Stock shall have a par value of $0.10 per share. After the increase in the number of authorized shares of capital stock of the Corporation, the aggregate par value of all the shares of all classes of the Corporation's capital stock will be Eight Hundred Seventy Million Dollars ($870,000,000).

      SIXTH: No other change is intended or effected.

      IN WITNESS WHEREOF, Merrill Lynch Variable Series Funds, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on April 11, 2001.

WITNESS                                    MERRILL LYNCH VARIABLE SERIES FUNDS,
                                           INC.

   /s/ Allan J. Oster                          /s/ Terry K. Glenn
-----------------------------              -------------------------------
Name:  Allan J. Oster                      Name:  Terry K. Glenn
Title:  Secretary                          Title:  President

      THE UNDERSIGNED, President of Merrill Lynch Variable Series Funds, Inc. who executed on behalf of the Corporation the foregoing Articles Supplementary of which this Certificate is made a part, hereby acknowledges the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under penalties of perjury.

                                    /s/ Terry K. Glenn
                                   -------------------------
                                   Name: Terry K. Glenn
                                   Title:   President


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